EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First National Bankshares of Florida, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary L. Tice, President and Chief Executive Officer of the Company, and Robert T. Reichert, Senior Vice President and Chief Financial Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Gary L. Tice
Gary L. Tice
Chairman and Chief Executive Officer
May 10, 2003

/s/ Robert T. Reichert
Robert T. Reichert
Senior Vice President, Chief Financial Officer and Treasurer
May 10, 2003